UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 3, 2024

Ondas Holdings Inc.
(Exact name of registrant as specified in its charter)

Nevada	001-39761	47-2615102
(State or other jurisdiction of incorporation	(Commission File Number	(IRS Employer Identification No.)

One Marina Park Drive, Suite 1410, Boston, MA 02210
(Address of principal executive offices) (Zip Code)

(888) 350-9994

Registrant’s telephone number, including area code:

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	ONDS	The Nasdaq Stock Market LLC,

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b -2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry Into a Material Definitive Agreement.

As previously disclosed, on October 28, 2022, Ondas Holdings Inc. (the “Company”) issued certain 3% Senior Convertible Notes in the aggregate original principal amount of $34.5 million (the “Initial Convertible Notes”), pursuant to a Securities Purchase Agreement, dated October 26, 2022 (the "Original SPA"), by and between the Company and selected institutional investors (the “Investors”), as amended by Amendment No. 1 to Securities Purchase Agreement (the “Amendment”) and the Agreement and Waiver, dated July 21, 2023 (the "Waiver," together with the Original SPA and Amendment, the "SPA"). The Initial Convertible Notes were convertible into shares of the Company’s common stock, $0.0001 par value per share (the “Common Stock”), and were subsequently exchanged by the Company, on a dollar-for-dollar basis, into new 3% Senior Convertible Notes (the “Exchange Notes”). The Exchange Notes are convertible into shares of Common Stock under certain conditions more fully described in the Exchange Notes. The Exchange Notes have a maturity date of April 28, 2025. Additionally, on July 25, 2023, the Company issued certain 3% Series B-2 Senior Convertible Notes in the aggregate original principal amount of $11.5 million (the “2023 Additional Notes”), pursuant to the SPA. The 2023 Additional Notes are convertible into shares of Common Stock under certain conditions more fully described in the 2023 Additional Notes. The 2023 Additional Notes have a maturity date of July 25, 2025.

On December 3, 2024, pursuant to the terms of the SPA, the Company issued certain 3% Series B-2 Senior Convertible Notes in the aggregate original principal amount of $4.1 million (the “2024 Additional Notes”), which 2024 Additional Notes are convertible into shares of Common Stock under certain conditions more fully described in the 2024 Additional Notes. The 2024 Additional Notes have an original issue discount of approximately thirteen percent (13%) resulting in gross proceeds to the Company of approximately $3.6 million. The Company currently intends to use the net proceeds for general corporate purposes and will be primarily allocated to supporting the growth of our drone business at Ondas Autonomous Systems. The 2024 Additional Notes were issued pursuant to an indenture entered into by and between the Company and Wilmington Savings Fund Society, FSB, as trustee (the “Trustee”), dated as of December 3, 2024 (the “Base Indenture”). The Base Indenture was supplemented by the first supplemental indenture (the “First Supplemental Indenture”), dated as of December 3, 2024, between the Company and the Trustee. The Indenture has been qualified under the Trust Indenture Act of 1939, and the terms of the 2024 Additional Notes include those set forth in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act. The 2024 Additional Notes have a maturity date of December 3, 2026.

The 2024 Additional Notes were offered and sold pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333-276852) initially filed with the Securities and Exchange Commission (“SEC”) on February 2, 2024 (as such registration statement became effective on February 15, 2024). On December 3, 2024, the Company filed a prospectus supplement with the SEC in connection with the sale and issuance of the 2024 Additional Notes. Oppenheimer & Co. Inc. served as the sole placement agent for the transaction pursuant to the terms of a placement agent agreement, dated October 26, 2022 (the “Placement Agent Agreement”).

The legal opinion of Snell & Wilmer L.L.P. relating to the legality of the issuance and sale of the 2024 Additional Notes and the issuance of the shares of Common Stock on conversion of the 2024 Additional Notes is attached as Exhibit 5.1 to this Current Report on Form 8-K and is incorporated by reference herein. The legal opinion of Akerman LLP relating to the legal, valid and binding obligations of the Company under the 2024 Additional Notes, and the enforceability against the Company in accordance with the terms of the 2024 Additional Notes, is attached as Exhibit 5.2 to this Current Report on Form 8-K and is incorporated by reference herein.

The foregoing description of the SPA, Placement Agent Agreement, 2024 Additional Notes, Base Indenture, and First Supplemental Indenture do not purport to be complete and are qualified in their entirety by the Form of Original SPA, Form of Amendment, Form of Waiver, Placement Agent Agreement, Form of 3% Series B-2 Senior Convertible Note, Base Indenture, and First Supplemental Indenture, copies of which are attached to this Current Report on Form 8-K as Exhibit 10.1, Exhibit 10.2, Exhibit 10.3, Exhibit 10.4, Exhibit 4.1, Exhibit 4.2, and Exhibit 4.3, respectively, and incorporated herein by reference.

This Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy, nor shall there be any sale, of the securities referred to herein in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off Balance Sheet Arrangement of a Registrant.

The information contained above in Item 1.01 is hereby incorporated by reference into this Item 2.03.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
4.1	Form of 3% Series B-2 Senior Convertible Note (see Exhibit A to the First Supplemental Indenture filed as Exhibit 4.3 to this Current Report on Form 8-K).
4.2	Base Indenture, dated December 3, 2024, between Ondas Holdings Inc. and Wilmington Savings Fund Society, FSB.
4.3	First Supplemental Indenture, dated December 3, 2024, between Ondas Holdings Inc. and Wilmington Savings Fund Society, FSB.
5.1	Opinion of Snell & Wilmer L.L.P.
5.2	Opinion of Akerman LLP.
10.1	Form of Securities Purchase Agreement, dated October 26, 2022, between Ondas Holdings Inc. and the Investors (incorporated herein by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed by the Company with the SEC on October 26, 2022).
10.2	Form of Amendment No. 1 to Securities Purchase Agreement, dated January 20, 2023, between Ondas Holdings Inc. and the Investors (incorporated herein by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed by the Company with the SEC on January 20, 2023).
10.3	Form of Agreement and Waiver, dated as of July 21, 2023, by and between Ondas Holdings Inc. and the investor signatory thereto (incorporated herein by reference to Exhibit 10.5 to the Company’s Current Report on Form 8-K, filed by the Company with the SEC on July 24, 2023).
10.4	Placement Agent Agreement, dated October 26, 2022, between Ondas Holdings Inc. and Oppenheimer & Co. Inc. (incorporated herein by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K, filed by the Company with the SEC on October 26, 2022).
23.1	Consent of Snell & Wilmer L.L.P. (included in Exhibit 5.1).
23.2	Consent of Akerman LLP (included in Exhibit 5.2).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 3, 2024

ONDAS HOLDINGS INC.

By:	/s/ Eric A. Brock
Eric A. Brock
Chief Executive Officer

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